UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2007

U-Store-It Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

50 Public Square, Suite 2800, Cleveland, Ohio		44113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-274-1340

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On December 13, 2007, the Company announced that its Board of Trustees declared a quarterly dividend for the period ending December 31, 2007. The Company also announced guidance for 2008 earnings per share and funds from operations. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit
No.

99.1 U-Store-It Trust Press Release, dated December 13, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Store-It Trust

December 13, 2007	By:	Kathleen A. Weigand

Name: Kathleen A. Weigand
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	U-Store-It Trust Press Release, dated December 13, 2007